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                                                            Exhibit 10(a)


                          INDEPENDENT AUDITORS' CONSENT


    We consent to the use in this Registration Statement of Sun Life of Canada (U.S.) Variable Account F on Form N-4 of our report dated February 3, 1997 accompanying the financial statements of Sun Life Assurance Company of Canada (U.S.) appearing in the Prospectus, which is part of such Registration Statement, and to the incorporation by reference of our reports dated
February 3, 1997 appearing in the Annual Report on Form 10-K of Sun Life Assurance Company of Canada (U.S.) for the year ended December 31, 1996. We also consent to the reference to us under the heading "Accountants" in such Prospectus.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
October 14, 1997